Prospectus Supplement	September 1, 2022

Putnam VT Small Cap Value Fund
Prospectuses dated April 30, 2022

Effective immediately, the sub-sections Annual fund operating expenses and Example in the section Fund summary - Fees and expenses are deleted in their entirety and replaced with the following:

Annual fund operating expenses

(expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees	Distribution and service (12b-1) fees	Other expenses	Acquired fund fees and expenses#	Total annual fund operating expenses
Class IA	0.61%	N/A	0.14%	0.00%	0.75%
Class IB	0.61%	0.25%	0.14%	0.00%	1.00%

# Restated to reflect current fees.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example does not reflect insurance-related charges or expenses. If it did, expenses would be higher. It assumes that you invest $10,000 in the fund for the time periods indicated and then redeem or hold all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class IA	$77	$240	$417	$930
Class IB	$102	$318	$552	$1,225

Shareholders should retain this Supplement for future reference.

331025 9/22